Joint Filer Information
Form 3

Designated Filer
Lion/Hollywood L.L.C.

Other Joint Filers
Lion Capital Fund II, L.P., Lion Capital Fund II B, L.P., Lion Capital Fund II SBS, L.P.,
Lion Capital General Partner II LLP, Lion Capital LLP,
Mr. Lyndon Lea, Mr. Neil Richardson and Mr. Robert Darwent

Addresses
The principal business address of each of the joint filers listed above is 21 Grosvenor Place, London SW1X 7HF, United Kingdom.

Date of Event Requiring Statement
March 13, 2009

Issuer Name and Ticker or Trading
American Apparel, Inc. [APP]

Signatures:

                LION CAPITAL FUND II, L.P.

                By:         Lion Capital LLP, its Manager

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                LION CAPITAL FUND II B, L.P.

                By:         Lion Capital LLP, its Manager

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                LION CAPITAL FUND II SBS, L.P.

                By:         Lion Capital LLP, its Manager

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                LION CAPITAL GENERAL PARTNER II LLP

                By:         Lion Capital LLP, its Manager

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                LION CAPITAL LLP

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                LYNDON LEA

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                NEIL RICHARDSON

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

                ROBERT DARWENT

                By:          /s/ Janet Dunlop
                Name:         Janet Dunlop
                Title:        Attorney-in-Fact

Date: March 23, 2009